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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report:  April 8, 1997



                       BANK OF SOUTH CAROLINA CORPORATION
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             (Exact name of registrant as specified in its charter)



         South Carolina                 0-27702                 57-1021355
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(State or other jurisdiction of       (Commission             (I.R.S. Employer
incorporation or organization)        File Number)           Identification No.)



  256 Meeting Street, Charleston, SC                                   29401
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(Address of principal executive offices)                             (Zip Code)



                                 (803) 724-1500
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              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

On April 8, 1997, Bank of South Carolina Corporation's Board of Directors approved the issuance of a two for one stock dividend to shareholders of record April 30, 1997, payable May 15, 1997.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       BANK OF SOUTH CAROLINA CORPORATION
                                       (Registrant)


April 8, 1997                          By: /s/ William L. Hiott, Jr.
                                           --------------------------
                                           William L. Hiott, Jr.
                                           Executive Vice President and Cashier


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